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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



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
Date of Report (Date of earliest event reported)..............................................November 5, 1999

                                           Global Election Systems Inc.
 ...............................................................................................................
                              (Exact name of registrant as specified in its charter)

British Columbia, Canada                               0-24725                                       85-0394190
 ...............................................................................................................
(State or other jurisdiction                         (Commission                                  (IRS Employer
of incorporation)                                    File Number)                            Identification. No.)

                                       1611 Wilmeth Road, McKinney TX 75069
 ...............................................................................................................
                                     (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: ...............................................972-542-6000


 ...............................................................................................................
                          (Former name or former address, if changed since last report.)
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Item 5. Other Events

         a) On November 5, 1999, the Registrant's Board of Directors resolved to terminate the services of Montreal Trust Company of Canada, and to retain the services of Pacific Corporate Trust Company as its transfer agent.

                  The address of Pacific Corporate Trust Company is 625 Howe Street, Suite 380, Vancouver BC V6C 3B8; telephone number 604-689-9853; fax number 604-689-8144. Registrant's account manager is Yasmin Juma. Her e-mail address is yjuma@pctc.com.

         b) On April 26, 2000, Articles of Incorporation were filed with the Nevada Secretary of State to form a new corporate subsidiary of the Registrant. The name of the subsidiary is "integrivote.com, Ltd". Its purpose is to conduct Internet voting, and all other purposes allowed by law.

Item 6. Resignations of Registrant's Directors

         a) On June 6, 2000, during a Board of Directors meeting in Chicago, Illinois, David H. Brown, Chairman of Registrant's Board of Directors, orally submitted to the Board his resignation as a Director of the Registrant. Mr. Brown confirmed his oral resignation with a hand-written letter dated June 8, 2000, in which he stated that his resignation was a result of the Board's decision not to enter into negotiations with Brelsh Holdings, Inc. regarding a possible merger of the Registrant and Brelsh Holdings, Inc. He asserted his belief that such a merger would be in the best interest of the Registrant and its shareholders, that the Board was obligated to undertake due diligence, and that the Board was obligated to present the results of due diligence to the Registrant's shareholders.

         b) The Registrant believes that the description provided by Mr. Brown is both incorrect and incomplete. The Registrant's Board of Directors had performed due diligence with respect to Brelsh, and had consulted its financial and legal advisors. Based on the resulting information and financials, the Board decided by a vote of four to one to terminate merger discussions with Brelsh in light of its determination that the proposed merger with Brelsh Holdings, Inc. would not be in the best interest of the Registrant or the shareholders. Because of the Board's decision, there is no matter to submit to shareholders which is appropriate for shareholder consideration.

         c) Mr. Brown's hand-written letter of resignation is attached hereto as Exhibit A.


                                            GLOBAL ELECTION SYSTEMS INC.
                                   ........................................
                                                     (Registrant)

Date:  June 12, 20000                       By: /s/ HOWARD T. VAN PELT
                                               --------------------------------
                                                     Howard T. Van Pelt
                                            Its:     President